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                              ING INVESTORS TRUST
                  ING Capital Guardian Small/Mid Cap Portfolio

                        Supplement dated November 9, 2006
            to the Adviser Class, Institutional Class, Service Class
                        and Service 2 Class Prospectuses,
           the Institutional Class, Service Class and Service 2 Class
      Statement of Additional Information ("SAI") and the Adviser Class SAI
                            each dated April 28, 2006

     On November 9, 2006, the Board of Trustees of ING Investors Trust approved a proposal to reorganize the following "Disappearing Portfolio" into the following "Surviving Portfolio" ("Reorganization"):

        DISAPPEARING PORTFOLIO                       SURVIVING PORTFOLIO
----------------------------------------- --- --------------------------------
  ING Capital Guardian Small/Mid Cap          ING FMR(SM) Diversified Mid Cap
              Portfolio                                 Portfolio

     The proposed Reorganization is subject to the approval by shareholders of the Disappearing Portfolio. If shareholder approval is obtained, it is expected that the Reorganization would take place during the second quarter of 2007. Shareholders will be notified if the Reorganization is not approved.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE